Events after the reporting period (Details) - Subsequent Events [Member] - Miner Purchase Option With Bitmain - Mining Hardware Miners in Thousands, $ in Thousands	Aug. 16, 2024 USD ($) Miners
Events after the reporting periods [Abstract]
Number of Bitmain miners purchased | Miners	39
Hashrate operating capacity of Bitmain miners	10.5
Purchase price of Bitmain S21 XP miners (Per Terahash)	21.5
Contract cost | $	$ 226,395